Exhibit 10.2

Execution Version

REVEL AC, INC.

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is dated as of December 20, 2012, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Guarantors party to the Credit Agreement, the Lenders party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). Reference is made to the Credit Agreement, dated as of February 17, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of May 3, 2012, that certain Increase Joinder, dated as of May 3, 2012, and that certain Second Amendment to Credit Agreement dated as of August 22, 2012, as so amended, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Credit Agreement, including amendments permitting the principal amount of the “first out” Revolving Credit Agreement to increase to $250,000,000, in the manner set forth in this Amendment; and

WHEREAS, the Lenders that have signed this Amendment and the Administrative Agent and the Collateral Agent have consented and agreed to the modifications to the Credit Agreement and other related documents set forth in this Amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement.

(A) The definition of “Disbursement Agreement” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

“Disbursement Agreement” shall mean that certain Master Disbursement Agreement, dated as of February 17, 2011, among the Borrower, the Administrative Agent, the Second Lien Collateral Agent, the Trustee and the Disbursement Agent, as amended on May 3, 2012, and as amended and restated on the Third Amendment Effective Date.”

(B) The definition of “Material Adverse Effect” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

“Material Adverse Effect” shall mean any event or circumstance which: (a) has a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Borrower and its Restricted Subsidiaries, taken as a whole, or (b) materially and adversely affects the rights of the Secured Parties under their respective Loan Documents, including the validity, enforceability or priority of the Liens purported to be created by the Security Documents (it being understood that (i) any delay in construction will not be deemed a Material Adverse Effect in the event that the Borrower reasonably expects the Opening Date to occur on or prior to January 1, 2013, and (ii) the Borrower Findings will not be deemed a Material Adverse Effect).

(C) The definition of “Material Agreement” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the phrase “Construction Management Agreement” therefrom and inserting “[intentionally omitted]” in replacement therefor and (ii) deleting the phrase “the ACHA Documents” therefrom and inserting “[intentionally omitted]” in replacement therefor.

(D) The following definition of “Second Amendment Amenities CapEx” is hereby added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Second Amendment Amenities CapEx” shall have the meaning set forth in the Revolving Credit Agreement.

(E) The following definition of “Second Amendment Day Club CapEx” is hereby added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Second Amendment Day Club CapEx” shall have the meaning set forth in the Revolving Credit Agreement.

(F) The following definition of “Third Amendment” is hereby added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

(G) The following definition of “Third Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Third Amendment Effective Date” shall mean December 20, 2012.

(H) Section 1.03 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“On and after the Third Amendment Effective Date, terms defined herein by reference to the Disbursement Agreement shall, to the extent not defined in the Disbursement Agreement (as amended and restated as of the Third Amendment Effective Date), shall have the meanings given to such terms in the Disbursement Agreement prior to giving effect to such amendment and restatement.”

(I) Clause (e) of Section 2.10 of the Credit Agreement is hereby amended by deleting the first sentence of such section in its entirety.

(J) The following clause (l) is added to Section 2.10 of the Credit Agreement:

“Notwithstanding anything to the contrary in this Section 2.10, no mandatory prepayment of the Loans shall be made pursuant to this Section 2.10 until all amounts outstanding under the Revolving Credit Agreement and the other Revolving Loan Documents have been paid in full in immediately available funds or to the extent prepayments of the Loans are otherwise permitted under the Revolving Credit Agreement.”

(K) Clause (c) of Section 3.04 of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in replacement therefor:

“No Material Adverse Effect. Since the Third Amendment Effective Date, there have been no developments or events that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a Material Adverse Effect.”

(L) Section 5.01(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“Annual Reports. As soon as available, but in any event not later than 120 days after the end of each fiscal year (or by May 8, 2012, in the case of the fiscal year ended December 31, 2011), a copy of the audited consolidated balance sheets of Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, reported on without a “going concern” or like qualification or exception (other than any qualification or exception for (a) the periods ending prior to the Opening Date that advises of the development stage nature of the Borrower and its consolidated Subsidiaries and (b) for the fiscal year ending December 31, 2012) or qualification arising out of the scope of the audit, by Ernst & Young LLP or another independent certified public accountants of nationally recognized standing; and”

(M) The following new subsections are hereby added to Section 5.01 of the Credit Agreement:

“(j) Monthly Reports. As soon as available, but in any event not later than twenty-five days after the end of each calendar month, an unaudited consolidated balance sheet, an unaudited consolidated statement of income, and, with respect to periods starting in January 2013, an unaudited consolidated statement of cash flows for such month, in each case setting forth (i) in comparative form (commencing with the monthly financials delivered in December 2013 or January 2014, as applicable), the figures for the previous year and (ii) a variance report comparing such balance sheet, statement of income and statement of cash flows against the most recently provided Projections, in each case, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year end audit adjustments and the absence of footnotes); all such financial statements delivered pursuant to this Section 5.01(k) shall be complete and correct in all material respects (subject to normal year-end audit adjustments and quarterly adjustments and the absence of footnotes) and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the accountants or Responsible Officer referred to above, as the case may be, and disclosed therein).”

(N) Section 5.17 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“[Reserved].”

(O) Clause (f) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) Indebtedness of Borrower incurred pursuant to the Revolving Credit Agreement in an aggregate principal amount not to exceed $250,000,000, which amount may contain a revolving component and a term loan component;”

(P) Section 6.02(b) is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(b) (x) carriers’, warehousemen’s, mechanics’, materialmen’s, suppliers’, repairmen’s, landlord’s or other similar Liens arising in the ordinary course of business for amounts which are not overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings (in any event, so long as no foreclosure proceedings have been commenced with respect thereto or if commenced, such proceedings are stayed during the pendency of such contest); provided, that (i) adequate reserves with respect to such obligations contested in good faith are maintained on the books of the applicable Loan Party, to the extent required by GAAP and (ii) at any time prior to the Substantial Completion Date, the amount of the Loan Parties’ likely liability under each such Lien or claim (as determined by the Borrower in good faith) is reserved through an allocation in the applicable Disbursement Agent Accounts (as defined in the Disbursement Agreement) or (y) without prejudice to the priority of any of the Liens created or purported to be created by a Security Document, carriers’, warehousemen’s, mechanics’, materialmen’s, suppliers’, repairmen’s, landlord’s or other similar Liens of record as of the Third Amendment Effective Date for so long as the Revolving Credit Agreement (as in effect as of the Third Amendment Effective Date, without amendment or modification to Section 6.02(b) thereof in any manner materially adverse to the Lenders) remains in full force and effect;”

(Q) Section 6.02(ff) is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(ff) (i) Liens on which amounts paid with respect to the ERGG Agreement, including the segregated account where such funds are held and (ii) and Liens arising from the Second Amendment Escrow Agreement (as such term is defined in the Revolving Credit Agreement) and other accounts to hold funds for the “Day Club” capital expenditure;”

(R) Section 6.02(y) is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(y) Liens securing Indebtedness permitted under Section 6.01(f), which may be secured equally and ratably with the Obligations on a “first-out” or “super-priority” basis or secured on a first priority basis pursuant to the First Lien Intercreditor Agreement;

(S) Section 6.10(d)(ii) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

Permit Expansion Capital Expenditures commenced after the Third Amendment Effective Date (as defined in the Revolving Credit Agreement) other than (x) those reflected in the Project Budget or incurred in connection with the construction of the Project (including those funded pursuant to the Disbursement Agreement) and (y) those for the purposes and in the amounts set forth below:

Purpose	Amount
Second Amendment Amenities CapEx	As permitted under the Revolving Credit Agreement

Second Amendment Day Club CapEx	As permitted under the Revolving Credit Agreement

(T) Section 6.16 of the Credit Agreement is hereby is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“[Reserved].”

(U) Section 10.01(a)(ii) of the Credit Agreement is hereby amended by deleting the contact information set forth therein in its entirety and inserting the following in replacement therefor:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

with copy to

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Road, Ops 2, Floor 03

Newark, Delaware, 19713-2107

Attention: Jenna Poore

Facsimile: (302) 634-4250

jenna.poore@jpmorgan.com

(V) A new Section 10.22 is hereby added to the Credit Agreement as follows”

“Section 10.22 Designation as Revolving Credit Obligations. Each Loan Party, each Agent and each Lender party hereto hereby represents and agrees that the Indebtedness permitted pursuant to Section 6.01(f) of this Credit Agreement shall constitute Revolving Credit Obligations (as such term is defined in the Security Agreement) for all purposes under the Security Agreement and each other Security Document.”

2. Consent and Acknowledgment. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby (i) consent to an amendment to the First Lien Intercreditor Agreement as set forth in the First Lien Intercreditor Agreement Amendment (as hereinafter defined) and authorize the Administrative Agent and the Collateral Agent to enter into the First Lien Intercreditor Agreement Amendment, (ii) consent to an amendment to Security Agreement as set forth in the Security Agreement Amendment (as hereinafter defined) and authorize the Administrative Agent and the Collateral Agent to enter into the Security Agreement Amendment, (iii) consent to such amendments to the Mortgages and such other Loan Documents as the Administrative Agent shall determine are necessary or appropriate to continue and preserve the Liens of the Secured Parties as security for the Obligations, with the priority contemplated by the Credit Agreement, or to give effect to the increase of the obligations under the Revolving Loan Documents in each case as contemplated by this Amendment and (iv) agree and acknowledge that the Revolving Credit Agreement, as amended on Third Amendment Effective Date, shall be the “Revolving Credit Agreement” for all purposes under the First Lien Intercreditor Agreement.

3. Conditions to Effectiveness.

This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Administrative Agent (the date such conditions are satisfied or waived is hereafter referred to as the “Third Amendment Effective Date”):

(A) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Collateral Agent, the Borrower, the Guarantors, and the Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the Credit Agreement and the other provisions set forth herein).

(B) Revolving Credit Agreement Amendment. Receipt by the Administrative Agent of an amendment to the Revolving Credit Agreement, in substantially the form of Exhibit A hereto, which such form does not include the financial covenant levels therein or schedules thereto.

(C) Disbursement Agreement Amendment. Receipt by the Administrative Agent of an amendment to the Disbursement Agreement (the “Disbursement Agreement Amendment”), in substantially the form of Exhibit B hereto, which such form does not include the schedules thereto.

(D) First Lien Intercreditor Agreement Amendment. Receipt by the Administrative Agent of an amendment to the First Lien Intercreditor Agreement (the “First Lien Intercreditor Agreement Amendment”), in substantially the form of Exhibit C hereto.

(E) Second Lien Indenture Amendment. Receipt by the Administrative Agent of evidence of an amendment to the Second Lien Indenture (the “Indenture Amendment”), in substantially the form of Exhibit D hereto.

(F) Security Agreement Amendment. Receipt by the Administrative Agent of evidence of an amendment to the Security Agreement, in substantially the form of Exhibit E hereto.

(G) Consents. All necessary consents to the effectiveness of this Amendment shall have been obtained and shall be in full force and effect.

(H) Payment Costs and Expenses. All of Lenders’ and Agents’ costs and expenses pursuant to paragraph 6 of this Amendment shall have been paid in full by Borrower.

(I) Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

(J) No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(K) Opinions of Counsel. Receipt by the Administrative Agent of a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties and (ii) Cooper Levenson April Niedelman & Wagenheim, P.A., local counsel to the Loan Parties in New Jersey and gaming counsel to the Loan Parties, in each case (A) dated as of the date hereof, (B) addressed to the Agents and (C) in a form reasonably satisfactory to the Administrative Agent.

4. Reference to and Effect on the Credit Agreement. On and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants as of the Third Amendment Effective Date that, (a) immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing and (b) immediately after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

6. Costs and Expenses. Borrower agrees to reimburse the Administrative Agent, each other Agent and each Lender for their respective reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of one primary counsel for the Agents (and, to the extent reasonably necessary, additional local counsel in New Jersey) and one primary counsel for certain of the Lenders.

7. Waiver of Defaults. The Lenders, the Administrative Agent, and the Collateral Agent hereby permanently waive (this “Waiver”) any Default or Event of Default and any claim relating thereto against any Loan Party or Related Party of a Loan Party that has arisen or may arise or result, directly or indirectly, the inaccuracy of any representation or warranty contained in Section 3.13(a) with respect to Taxes (the “Specified Taxes”) to be paid to the City of Atlantic City and referenced in that certain letter, dated as of December 10, 2012, from the City Solicitor of the City of Atlantic City (the “Waived Requirements”); provided, that arrangements shall be made for a portion of the funds made available under the Revolving Credit Agreement on the date hereof to be applied to the payment in full of the Specified Taxes in a manner acceptable to the Administrative Agent. No Default or Event of Default will be deemed to exist with respect to the Waived Requirements. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC., as Borrower

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL AC, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ATLANTIC CITY, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ENTERTAINMENT GROUP, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

NB ACQUISITION, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Susan E. Atkins
	Name:	Susan E. Atkins
	Title:	Managing Director

AAI Canyon Fund plc, solely in respect of Canyon Reflection Fund

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Capital Arbitrage Master Fund, Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Balanced Master Fund, Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Distressed Opportunity Master Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

The Canyon Value Realization Master Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-GRF Master Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-GRF Master Fund II, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-TCDRS Fund, LLC

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Value Realization Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Citi Canyon Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

CAPITAL GUARDIAN U.S. HIGH-YIELD FIXED-INCOME MASTER FUND

Capital Guardian Trust Company, for and on behalf of Capital Guardian U.S. High-Yield Fixed-Income Master Fund

By:	/s/ Mark E. Brubaker
Name: Mark E. Brubaker
Title: Senior Vice President and Senior Counsel

STATE OF ALASKA PERMANENT FUND

Capital Guardian Trust Company, for and on behalf of State of Alaska Permanent Fund

By:	/s/ Mark E. Brubaker
Name: Mark E. Brubaker
Title: Senior Vice President and Senior Counsel

CAPITAL GUARDIAN GLOBAL HIGH-INCOME OPPORTUNITIES MASTER FUND Capital Guardian Trust Company, for and on behalf of Capital Guardian Global High-Income Opportunities Master Fund

By:	/s/ Mark E. Brubaker
Name: Mark E. Brubaker
Title: Senior Vice President and Senior Counsel

AMERICAN FUNDS INSURANCE SERIES, ASSET ALLOCATION FUND

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Asset Allocation Fund

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN FUNDS INSURANCE SERIES, BOND FUND

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Bond Fund

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN FUNDS INSURANCE SERIES, HIGH-INCOME BOND FUND

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN HIGH-INCOME TRUST

Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

CAPITAL INCOME BUILDER Capital Research and Management Company, for and on behalf of Capital Income Builder

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

THE BOND FUND OF AMERICA

Capital Research and Management Company, for and on behalf of The Bond Fund of America

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

THE INCOME FUND OF AMERICA

Capital Research and Management Company, for and on behalf of The Income Fund of America

By:	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

Chatham Asset High Yield Master Fund, Ltd. as Lender

By:	Chatham Asset Management, LLC. Investment Advisor

/s/ Kevin O’Malley Name: Kevin O’Malley
Title: Member

Chatham Eureka Fund, L.P.
as Lender

By:	Chatham Asset Management, LLC. Investment Advisor

/s/ Kevin O’Malley Name: Kevin O’Malley
Title: Member

J.P. Morgan Whitefriars Inc., as a Lender

By:	/s/ Virginia R. Conway Name: Virginia R. Conway
Title: Attorney-In-Fact

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Susan E. Atkins Name: Susan E. Atkins
Title: Managing Director

SOL Loan Funding LLC

By:	/s/ Lynette Thompson Name: Lynette Thompson
Title: Director

VIRGINIA RETIREMENT SYSTEM

By:	Solus Alternative Asset Management LP

Its Investment Advisor

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Chief Risk Officer & Chief Operations Officer

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP

Its Investment Advisor

By:	/s/ Gordon Yeager
Name Gordon Yeager
Title: Chief Risk Officer & Chief Operations Officer